UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __ )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

PINEBRIDGE MUTUAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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PineBridge Mutual Funds
(Formerly, Brazos Mutual Funds)

PineBridge US Micro Cap Growth Fund
(Formerly, Brazos Micro Cap Portfolio)

PineBridge US Small Cap Growth Fund
(Formerly, Brazos Small Cap Portfolio)

PineBridge US Mid Cap Growth Fund
(Formerly, Brazos Mid Cap Portfolio)

PineBridge US Focus Equity Fund
(Formerly, Brazos Growth Portfolio)

5949 Sherry Lane
Suite 1600
Dallas, Texas 75225
February 10, 2010

Dear Shareholder:

The enclosed proxy materials relate to a Special Meeting of Shareholders (“Meeting”) of PineBridge Mutual Funds (“Trust”) to be held on March 17, 2010 or any adjournment thereof.  The Meeting is being held for shareholders of all series of the Trust (“Funds”) to vote on the proposals described below (“Proposals”).  Please review the attached Proxy Statement carefully and cast your vote on the Proposals.  After careful consideration, the Trustees recommend that you vote FOR each Proposal.

Approval of New Investment Advisory Agreement for the Funds

As discussed in more detail in the enclosed Proxy Statement, on September 5, 2009, American International Group, Inc. entered into an agreement to sell a portion of its investment advisory and asset management business to Bridge Partners, L.P. (“Bridge Partners”), a Cayman Islands exempted limited partnership formed by the Pacific Century Group, an Asia-based private investment group (“Transaction”).  The entities to be sold include PineBridge Investments LLC (“PineBridge”), formerly AIG Global Investment Corp., and its subsidiary, Brazos Capital Management, L.P. (“BCM”), the investment adviser to the Trust.  As part of the Transaction, PineBridge will become an indirect subsidiary of Bridge Partners.  The Transaction is expected to close in the first quarter of 2010 (“Closing”).  The Closing is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions.

On January 29, 2010, Brazos Mutual Funds was renamed PineBridge Mutual Funds.  At that time, the Brazos Micro Cap Portfolio was renamed the PineBridge US Micro Cap Growth Fund, the Brazos Small Cap Portfolio was renamed the PineBridge US Small Cap Growth Fund, the Brazos Mid Cap Portfolio was renamed the PineBridge US Mid Cap Growth Fund and the Brazos Growth Portfolio was renamed the PineBridge US Focus Equity Fund.

On November 16, 2009, the Board of Trustees of the Trust (“Board”) terminated the Trust’s investment advisory agreements with BCM with respect to each Fund (“Prior Agreements”), effective on a date to be designated by the Trust’s officers, and approved: (1) a new investment advisory agreement with PineBridge with respect to each Fund (“New Agreement”), subject to shareholder approval; and (2) an interim investment advisory agreement with PineBridge with respect to each Fund (“Interim Agreement”) to ensure that the Funds receive ongoing advisory services if the Prior Agreements terminate before shareholders have approved the New Agreement.  The Interim Agreement will remain in effect for each Fund until the earlier of 150 days from the termination of the Prior Agreements, or the date that a Fund’s shareholders approve the New Agreement.  If shareholders approve the New Agreement in advance of the Closing, the New Agreement will become effective upon the Closing.

You are being asked to approve the New Agreement.  Under the New Agreement, PineBridge will provide the same investment advisory services to each Fund on substantially the same terms as BCM provided services under the Prior Agreements.  The advisory fees paid by each Fund, other than the PineBridge US Focus Equity Fund (“US Focus Equity Fund”), will remain unchanged under the New Agreement.  The New Agreement provides for the US Focus Equity Fund to pay lower advisory fees than when it operated as the Brazos Growth Portfolio.  PineBridge also has committed to maintain the current expense reimbursement arrangements for each Fund, including the US Focus Equity Fund, through March 30, 2011.  Moreover, the senior investment advisory personnel at BCM who manage each Fund’s investments for BCM will continue to do so as employees of PineBridge.  In addition, the Prior Agreements have been consolidated into one New Agreement and have been updated and modernized.

Change Each Fund’s Investment Objective from Fundamental to Non-Fundamental

You are being asked to vote to change each Fund’s investment objective from “fundamental” to “non-fundamental.”  Each Fund’s investment objective currently is a fundamental investment objective.  This means that the Fund would need to obtain shareholder approval if the Board determines that a future change in its investment objective is necessary or beneficial.  The proposed change of each Fund’s investment objective from fundamental to non-fundamental would provide the Board with flexibility to revise a Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote.

Change the Classification of the US Focus Equity Fund from Diversified to Non-Diversified

Shareholders of the US Focus Equity Fund are being asked to vote to change the classification of the US Focus Equity Fund from “diversified” to “non-diversified.”  Currently, the US Focus Equity Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended.  This means that, with respect to 75% of the US Focus Equity Fund’s total assets, there are limits on the amount that the Fund may invest in a single issuer.  On November 16, 2009, the Board approved changes to the Brazos Growth Portfolio’s investment policies to provide the Fund greater investment flexibility to meet its investment objective.  In connection with these changes, on January 29, 2010, when the Growth Portfolio’s name changed to the US Focus Equity Fund, its investment policies also changed.  The US Focus Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of equity securities and equity-related securities of up to 25 U.S. companies.  The proposed change to the US Focus Equity Fund’s classification from diversified to non-diversified is expected to facilitate the pursuit of its new investment policy by allowing the Fund to focus its investments in a more limited number of issuers.

Election of Trustees of the Trust

Finally, you are also being asked to re-elect the four current Trustees.  Three of the current Trustees are independent of the Trust and PineBridge.  One Trustee is a Managing Director of PineBridge.

Conclusion

Your vote is important no matter how many shares you own.  Voting your shares early will eliminate the need for follow-up mail and telephone solicitation. Please take a moment now to review the proxy materials and complete, sign, date and return the enclosed proxy card(s) promptly in the enclosed postage-paid envelope.  Alternatively, you may vote via touch-tone telephone or through the Internet.  Please refer to the proxy card(s) for the toll-free telephone number or Internet address.  If we do not receive your voting instructions, we or Broadridge Financial Solutions, Inc., our proxy solicitor, may contact you again for your vote.  If you have any questions about these materials, please call us toll-free at 1-800-426-9157.

Thank you for your vote and for your continued investment in the Funds.

Sincerely,

Robin Thorn
President
PineBridge Mutual Funds

PineBridge Mutual Funds
(Formerly, Brazos Mutual Funds)

PineBridge US Micro Cap Growth Fund
(Formerly, Brazos Micro Cap Portfolio)

PineBridge US Small Cap Growth Fund
(Formerly, Brazos Small Cap Portfolio)

PineBridge US Mid Cap Growth Fund
(Formerly, Brazos Mid Cap Portfolio)

PineBridge US Focus Equity Fund
(Formerly, Brazos Growth Portfolio)

5949 Sherry Lane
Suite 1600
Dallas, Texas 75225
_________________________

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
_________________________

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the PineBridge Mutual Funds (“Trust”) will be held at 9:30 a.m. Central Time, on March 17, 2010 or any adjournment thereof, at the offices of the Trust, 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225.  In connection with the Meeting, as a shareholder of one or more series (“Funds”) of the Trust, you are asked to consider and act upon the following proposals:

(1)	To approve a new investment advisory agreement for each Fund;

(2)	To change each Fund’s investment objective from fundamental to non-fundamental;

(3)	To change the classification of the PineBridge US Focus Equity Fund from diversified to non-diversified;

(4)	To elect Trustees for the Trust; and

(5)	To transact any other business as may properly come before the Meeting and any adjournments thereof.

Only shareholders of record at the close of business on December 31, 2009 (“Record Date”) of shares of beneficial interest of each Fund are entitled to receive notice of, and vote at, the Meeting and any adjournments thereof.  Please vote EACH proposal that applies to you on the enclosed proxy card(s).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 17, 2010 or any adjournment thereof.  This Notice and the Proxy Statement are available on the Internet at www.proxyweb.com. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees,

Robin Thorn
President

Dallas, Texas
February 10, 2010

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the December 31, 2009 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided.  If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

To avoid the need for follow-up mail and telephone solicitation, please return your signed and dated proxy card(s) promptly.

As an alternative to voting by returning the signed and dated proxy card(s) by mail, you may vote by telephone, through the Internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card(s).  To vote on the Internet, please access the website listed on the proxy card(s); note that to vote on the Internet, you will need the unique “control” number that appears on the enclosed proxy card(s).  If you elect to vote using the Internet, you may incur telecommunications and/or Internet access charges for which you are responsible.  Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy.  If we do not receive your voting instructions, we or Broadridge Financial Solutions, Inc., our proxy solicitor, may contact you again for your vote.

Notice to Corporations and Partnerships:  Proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy card(s) will not be voted.

PineBridge Mutual Funds
(Formerly, Brazos Mutual Funds)

PineBridge US Micro Cap Growth Fund
(Formerly, Brazos Micro Cap Portfolio)

PineBridge US Small Cap Growth Fund
(Formerly, Brazos Small Cap Portfolio)

PineBridge US Mid Cap Growth Fund
(Formerly, Brazos Mid Cap Portfolio)

PineBridge US Focus Equity Fund
(Formerly, Brazos Growth Portfolio)

5949 Sherry Lane
Suite 1600
Dallas, Texas 75225
_________________________

INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS
_________________________

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposals in the Proxy Statement (“Proposals”), in “Question and Answer” format, to help you understand and vote on the Proposals.  Your vote is important.  Please vote.

Q:	Why are you sending me this information?

A:
You are receiving these materials because a Special Meeting of Shareholders of the PineBridge Mutual Funds (“Trust”) will be held on March 17, 2010 or any adjournment thereof.  On December 31, 2009, you owned shares of one or more Funds and, as a result, have a right to vote on the Proposals.

Q:	Why am I being asked to vote on a new investment advisory agreement for my Fund?

A:
On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of its investment advisory and asset management business to Bridge Partners, L.P. (“Bridge Partners”), a Cayman Islands exempted limited partnership formed by the Pacific Century Group, an Asia-based private investment group (“Transaction”).  The entities to be sold include PineBridge Investments LLC (“PineBridge”), formerly AIG Global Investment Corp., and its subsidiary, Brazos Capital Management, L.P. (“BCM”), the investment adviser to PineBridge Mutual Funds (the “Trust”).  As part of the Transaction, PineBridge will become an indirect subsidiary of Bridge Partners.  The Transaction is expected to close in the first quarter of 2010 (“Closing”).  The Closing is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions.

On November 16, 2009, the Board of Trustees of the Trust (“Board”) terminated the Trust’s investment advisory agreements with BCM with respect to each Fund (“Prior Agreements”), effective on a date to be designated by the Trust’s officers, and approved: (1) a new investment advisory agreement with PineBridge with respect to each Fund (“New Agreement”), subject to shareholder approval; and (2) an interim investment advisory agreement with PineBridge with respect to each Fund (“Interim Agreement”) to ensure that the Funds receive ongoing advisory services if the Prior Agreements terminate before shareholders have approved the New Agreement.  The Interim Agreement will remain in effect for each Fund until the earlier of 150 days from the termination of the Prior Agreements, or the date that a Fund’s shareholders approve the New Agreement.  To ensure that the management of your Fund will continue without any interruption, we are seeking your approval of the New Agreement.  If shareholders approve the New Agreement in advance of the Closing, the New Agreement will become effective upon the Closing.

Q:	How will the Transaction affect me as a shareholder?

A:	The Transaction will not affect you as a shareholder. You will still own the same shares in the same Fund.

Q:	Will the name or investment policies of my Fund change?

A:
On January 29, 2010, Brazos Mutual Funds was renamed PineBridge Mutual Funds.  At that time, the Brazos Micro Cap Portfolio was renamed the PineBridge US Micro Cap Growth Fund, the Brazos Small Cap Portfolio was renamed the PineBridge US Small Cap Growth Fund, the Brazos Mid Cap Portfolio was renamed the PineBridge US Mid Cap Growth Fund and the Brazos Growth Portfolio was renamed the PineBridge US Focus Equity Fund.  In connection with these changes, non-substantive changes were made to the investment policies of the PineBridge US Micro Cap Growth Fund, US Small Cap Growth Fund and US Mid Cap Growth Fund to clarify each Fund’s policy of investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in U.S. securities of the type consistent with its name.  The investment policies of the PineBridge US Focus Equity Fund (“US Focus Equity Fund”) also changed, as described below.

Q:	Will the portfolio manager of my Fund change?

A:
There will be no change in the managers of the Funds in connection with the Transaction.  PineBridge intends to retain certain key BCM personnel who perform or oversee the Funds’ investment programs.  However, there can be no assurance that any particular employee will choose to remain an employee of PineBridge.

Q:	Will the fee rates payable by my Fund increase under the New Agreement?

A:
No.  The advisory fee rates payable under your Fund’s New Agreement will not increase from the Prior Agreements.  The advisory fees paid by each Fund, other than the US Focus Equity Fund, will remain unchanged under the New Agreement.  The New Agreement provides for the US Focus Equity Fund to pay lower advisory fees than when it operated as the Brazos Growth Portfolio.  In addition, PineBridge has committed to maintain the current expense reimbursement arrangements for each Fund, including the US Focus Equity Fund, through March 30, 2011.

Q:	How does the New Agreement differ from the Prior Agreements?

A:
Under the New Agreement, PineBridge, rather than BCM, will serve as the investment adviser to each Fund.  Under the New Agreement, PineBridge will provide the same investment advisory services to each Fund on substantially the same terms as BCM provided services under the Prior Agreements.  The Prior Agreements have been consolidated into one New Agreement and have been updated and modernized.  A summary of the differences between the Prior Agreements and the New Agreement is included in the Proxy Statement.

Q:	Why am I being asked to change the Investment Objective of each Fund from Fundamental to Non-Fundamental?

A:
Currently, each Fund’s investment objective is a fundamental investment objective.  This means that the Fund would need to obtain shareholder approval if the Board determines that a future change in its investment objective is necessary or beneficial.  The proposed change in each Fund’s investment objective from fundamental to non-fundamental would provide the Board with flexibility to revise a Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote.

Q:	Why are Shareholders of the US Focus Equity Fund being asked to change the classification of the US Focus Equity Fund from Diversified to Non-Diversified?

A:
At the present time, the US Focus Equity Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  This means that, with respect to 75% of the US Focus Equity Fund’s total assets, there are limits on the amount that the Fund may invest in a single issuer.  On November 16, 2009, the Board approved changes to the Fund’s investment policies to provide the Fund greater investment flexibility to meet its investment objective.  In connection with these changes, on January 29, 2010, when the Growth Portfolio’s name changed to the US Focus Equity Fund, its investment policies also changed.  The US Focus Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of equity securities and equity-related securities of up to 25 U.S. companies.  The proposed change to the US Focus Equity Fund’s classification from diversified to non-diversified is expected to facilitate the pursuit of its new investment policy by allowing the Fund to focus its investments in a more limited number of issuers.

Q:	Why am I being asked to elect Trustees?

A:
The Board is recommending that shareholders of the Funds re-elect the four Trustees currently serving on the Board.  One Trustee is a Managing Director of PineBridge.  Therefore, he is considered to be an interested Trustee, as defined in the 1940 Act, which is one of the federal securities laws governing your Fund.  The three other Trustees are independent of the Trust and PineBridge.  They are considered to be Independent Trustees under the 1940 Act.  If all nominees are elected to the Board, the Board would continue to be comprised of four Trustees, three of whom would be Independent Trustees.

Q:	Will my Fund pay for the Proxy Statement and related costs?

A:
No.  AIG will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Transaction.

Q:	How does the Board recommend that I vote with respect to each Proposal?

A:	After careful consideration, the Board unanimously recommends that you vote FOR each of the Proposals.

Q:	Am I supposed to receive more than one proxy card?

A:	If you own shares of more than one Fund, you should have received more than one proxy card. If you own shares of one Fund, you should only have received one proxy card.

Q:	How do I vote my shares?

A:
Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, through the Internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card.  To vote on the Internet, please access the website listed on the proxy card; note that to vote on the Internet, you will need the unique “control” number that appears on the enclosed proxy card.

Q:	Whom should I call if I have questions about the Proposals or how to vote my shares?

A:	If you have any questions about any Proposal or need assistance voting your shares, please call us at 1-800-426-9157.

PineBridge Mutual Funds
(Formerly, Brazos Mutual Funds)

PineBridge US Micro Cap Growth Fund
(Formerly, Brazos Micro Cap Portfolio)

PineBridge US Small Cap Growth Fund
(Formerly, Brazos Small Cap Portfolio)

PineBridge US Mid Cap Growth Fund
(Formerly, Brazos Mid Cap Portfolio)

PineBridge US Focus Equity Fund
(Formerly, Brazos Growth Portfolio)

5949 Sherry Lane
Suite 1600
Dallas, Texas 75225
_________________________

PROXY STATEMENT

Special Meeting of Shareholders
to be Held on March 17, 2010
_________________________

This Proxy Statement is being furnished to the shareholders of each of the above funds (each, a “Fund”) of PineBridge Mutual Funds (the “Trust”) in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees of the Trust (each member thereof, a “Trustee,” and collectively, the “Trustees” or “Board”) to be used at the Special Meeting of Shareholders of the Funds (“Meeting”), and any adjournments thereof.  The Meeting will be held at 9:30 a.m. Central Time, on March 17, 2010, at the offices of the Trust.  The purpose of the Meeting is set forth in the accompanying Notice.  This Proxy Statement and accompanying proxy card will be mailed to shareholders on or about February 10, 2010.

Summarized below are items (1) through (4) (the “Proposals”), which the shareholders of the Funds are being asked to consider:

Which Proposals Affect My Fund?	Shareholders Entitled to Vote
Proposal 1: All Funds. To approve the new investment advisory agreement for each Fund.	Shareholders of each Fund, voting separately by Fund.
Proposal 2: All Funds. To change the investment objective of each Fund from fundamental to non-fundamental.	Shareholders of each Fund, voting separately by Fund.
Proposal 3: US Focus Equity Fund. To change the classification of the US Focus Equity Fund from diversified to non-diversified.	Shareholders of the US Focus Equity Fund only.
Proposal 4: All Funds. To elect Trustees to the Board of Trustees.	Shareholders of each Fund, voting together.
____________________________________

OVERVIEW
____________________________________

Proposal 1:	Approval of the New Investment Advisory Agreement

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of its investment advisory and asset management business to Bridge Partners, L.P. (“Bridge Partners”), a Cayman Islands exempted limited partnership formed by the Pacific Century Group, an Asia-based private investment firm established by Mr. Li Tzar Kai, Richard (“Transaction”).  The agreement provides for the sale of AIG’s registered investment adviser subsidiaries that manage investments of institutional and retail clients across a variety of strategies, including private equity, hedge fund of funds, listed equity and certain fixed income investment management businesses, including PineBridge Investments LLC (“PineBridge”), formerly AIG Global Investment Corp. (“AIG Investments”), and its subsidiary, Brazos Capital Management, L.P. (“BCM”), the investment adviser to PineBridge Mutual Funds (the “Trust”).

On December 31, 2009, AIG Investments was merged with and into PineBridge, a Delaware limited liability company.  At the closing of the Transaction (“Closing”), ownership of PineBridge will be transferred to, and PineBridge will become an indirect subsidiary of, Bridge Partners.  The total consideration for the Transaction will be approximately $500 million (US Dollars), consisting of a cash payment at the Closing of approximately $300 million and additional future consideration that includes a performance note and a continuing share of carried interest, valued at approximately $200 million.  The Closing is expected to occur in the first quarter of 2010.  The Closing is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions.

On January 29, 2010, Brazos Mutual Funds was renamed PineBridge Mutual Funds.  At that time, the Brazos Micro Cap Portfolio was renamed the PineBridge US Micro Cap Growth Fund, the Brazos Small Cap Portfolio was renamed the PineBridge US Small Cap Growth Fund, the Brazos Mid Cap Portfolio was renamed the PineBridge US Mid Cap Growth Fund and the Brazos Growth Portfolio was renamed the PineBridge US Focus Equity Fund.

The address of AIG is 70 Pine Street, New York, NY 10270.  PineBridge is a wholly-owned subsidiary of PineBridge Global Investments LLC (“PGI”).  PGI and PineBridge both are located at 70 Pine Street, New York, NY 10270.  The address of Bridge Partners is Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  Upon the Closing, PGI will become a wholly owned subsidiary of Bridge Investment Holdings Company Limited, located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands, which is a wholly-owned subsidiary of Bridge Partners.  The general partner of Bridge Partners is Bridge Holdings Company Limited (“BHCL”), located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  BHCL is wholly-owned by Pacific Century Investment Holdings (Cayman Islands) Limited (“PCIHL”), located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  PCIHL is wholly-owned by Pacific Century Investment Holdings No. 1 Limited (“PCIH No. 1”), located at Portcullis TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands.  PCIH No. 1 is wholly-owned by Chiltonlink Limited, located at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands, which, in turn, is wholly-owned by Mr. Li Tzar Kai, Richard, whose address is 38/F Citibank Tower, Citibank Plaza, 3 Garden Road, Hong Kong.

On November 16, 2009, the Board of Trustees of the Trust (“Board”) terminated the Trust’s investment advisory agreements with BCM with respect to each Fund (“Prior Agreements”) effective on a date to be designated by the Trust’s officers, and approved: (1) a new investment advisory agreement with PineBridge with respect to each Fund (“New Agreement”), subject to shareholder approval; and (2) an interim investment advisory agreement with PineBridge with respect to each Fund (“Interim Agreement”) to ensure that the Funds receive ongoing advisory services if the Prior Agreements terminate before shareholders have approved the New Agreement.  The Interim Agreement will remain in effect for each Fund until the earlier of 150 days from the termination of the Prior Agreements, or the date that a Fund’s shareholders approve the New Agreement.  If shareholders approve the New Agreement in advance of the Closing, the New Agreement will become effective upon the Closing.

The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Trust, requires that an investment company’s shareholders approve the investment company’s advisory contract with its adviser.  To ensure that the management of your Fund will continue without any interruption, the shareholders of each Fund are being asked to approve the New Agreement.  The New Agreement for each Fund reflects substantially the same terms as each Fund’s Prior Agreement with BCM.  The New Agreement consolidates the four Prior Agreements into one agreement and updates and modernizes the Prior Agreements.  The advisory fees paid by each Fund, other than the PineBridge US Focus Equity Fund (“US Focus Equity Fund”), will remain unchanged.  The New Agreement provides for US Focus Equity Fund to pay lower advisory fees than when it operated as the Brazos Growth Portfolio.  In addition, PineBridge has committed to maintain the current expense reimbursement arrangements for each Fund, including the US Focus Equity Fund, through March 30, 2011.

The Transaction will not result in any changes to the organization or structure of the Funds.  PineBridge will replace BCM as the Funds’ investment adviser.  However, none of the Funds’ other service providers will change.  There will be no change in the portfolio managers of the Funds in connection with the Transaction.  PineBridge intends to retain certain key BCM personnel performing or overseeing the Funds’ investment programs.  However, there can be no assurance that these personnel will choose to remain employed by PineBridge.  Potential benefits to the Funds as a result of the Transaction include PineBridge’s intention to devote additional business resources the Funds.  Any resulting growth of Fund assets may produce economies of scale that could benefit shareholders of the Funds.

If a Fund’s shareholders do not approve the New Agreement, the Board will take such actions as it deems to be in the best interests of the Funds and their shareholders, which may include negotiating a new investment advisory agreement with an advisory organization selected by the Board or making other arrangements.

Proposal 2:	Change each Fund’s Investment Objective from Fundamental to Non-Fundamental

Currently, each Fund’s investment objective is a fundamental investment objective.  This means that the Fund would need to obtain shareholder approval if the Board determines that a future change in its investment objective is necessary or beneficial.  The proposed change in each Fund’s investment objective from fundamental to non-fundamental would provide the Board with flexibility to revise a Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote.

Proposal 3:	Change the Classification of the US Focus Equity Fund from Diversified to Non-Diversified

Currently, the US Focus Equity Fund is classified as a “diversified” investment company under the 1940 Act.  This means that, with respect to 75% of the US Focus Equity Fund’s total assets, there are limits on the amount that the Fund may invest in a single issuer.  On November 16, 2009, the Board approved changes to the Brazos Growth Portfolio’s investment policies to provide the Fund greater investment flexibility to meet its investment objective.  In connection with these changes, on January 29, 2010, when the Growth Portfolio’s name changed to the US Focus Equity Fund, its investment policies also changed.  The US Focus Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of equity securities and equity-related securities of up to 25 U.S. companies.  The proposed change to the US Focus Equity Fund’s classification from diversified to non-diversified is expected to facilitate the pursuit of its new investment policy by allowing the Fund to focus its investments in a more limited number of issuers.

Proposal 4:	Election of Trustees

The Trustees who are not “interested persons” of the Trust, within the meaning of the 1940 Act (“Independent Trustees”), recommend to shareholders the re-election of each of the four current Trustees.  Currently, the Trust’s Board consists of four Trustees, three of whom are Independent Trustees and one of whom is “interested” within the meaning of the 1940 Act (“Interested Trustee”).  If elected by the shareholders, each Trustee will continue to serve on the Board in the same capacity in which he currently serves.

Procedural Information Related to this Proxy Solicitation

Solicitations

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of PineBridge who will not receive any compensation from the Trust for such solicitation.  PineBridge has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $5,600 in connection with the solicitation of proxies.  AIG will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, for fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Transaction.

“Householding”

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Trust has received instructions to the contrary.  To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should write to the Trust c/o U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202, or call (800) 426-9157.  If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Trust as instructed above.

Voting, Quorum Requirement and Adjournments

Shareholders of record on December 31, 2009 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.  Each share or fractional share is entitled to one vote or fraction thereof. Regardless of the class of shares they own, shareholders of each Fund will vote as a single class on each Proposal.  Except with respect to the election of Trustees in Proposal 4, each Fund’s shareholders will vote separately on each Proposal with respect to that Fund.  If you are a shareholder of more than one Fund, you will be voting on Proposals 1, 2 and 3 separately with respect to each Fund in which you hold shares. Proposal 3 requires a vote by only shareholders of the US Focus Equity Fund.  Shareholders of all the Funds will vote together to approve the election of four Trustees to serve on the Board of the Trust.

With respect to each Fund, the presence in person or by proxy of a majority of the Fund’s shares issued and outstanding and entitled to vote on the Record Date constitutes a quorum.  Such a quorum must be present for the transaction of business with respect to each Proposal.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  An adjournment requires the affirmative vote of a majority of the shares present in person or by proxy.  The persons named as proxies will vote those proxies that they are entitled to vote FOR any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such Proposal against such adjournment.  A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for such Proposal and it is otherwise appropriate.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment.  Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.  Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal.  Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST Proposals 1, 2 and 3 for which the required vote is a 1940 Act Majority (as defined below) of a Fund.  Abstentions and broker non-votes will have no effect on Proposal 4, for which the required vote is a plurality vote of the Trust’s shares present at the Meeting.

How Proxies Will Be Voted

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed.  If your proxy card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposals described in this Proxy Statement.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.  However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposals.  You may revoke your proxy at any time prior to its exercise by giving a later-dated proxy card, by letter, or facsimile revoking your initial proxy or by appearing and voting at the Meeting.  Any letter of revocation or later-dated proxy card must be received by the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The number of the shares of each class of each Fund issued and outstanding as of the Record Date is included in Appendix A.  Information regarding the percent ownership of each person who as of the Record Date, to the knowledge of the Trust, owned of record and/or beneficially 5% or more of any class of the outstanding shares of a Fund is included in Appendix B.  The executive officers and Trustees, as a group, did not own more than one percent of the outstanding shares of any class of a Fund as of the Record Date.  Information regarding the Trust’s executive officers and PineBridge’s directors and executive officers, including information regarding their interest in the Transaction, is set forth in Appendix E.  In addition, the Trust and PineBridge have no knowledge of any purchases or sales exceeding one percent of the outstanding securities of AIG or Bridge Partners or any entity controlling, controlled by or under common control with AIG or Bridge Partners by any Trustee of the Trust since the beginning of the Trust’s most recent fiscal year ended November 30, 2009.

The Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons.  AIG may reimburse such broker-dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Required Vote

Shareholders of each Fund must separately approve Proposals 1, 2 and 3 outlined below.  Approval with respect to each Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act (“1940 Act Majority”) of that Fund entitled to vote on the particular Proposal.  For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

The election of each nominee in Proposal 4 requires a plurality vote of the Trust’s shares present in person or by proxy at the Meeting.

____________________________________

PROPOSAL 1

APPROVAL OF THE NEW
INVESTMENT ADVISORY
AGREEMENT FOR THE FUNDS
____________________________________

Shareholders of each Fund are being asked to approve the New Agreement between the Trust and PineBridge on behalf of the respective Fund.  As described above, each Fund’s Prior Agreement will terminate on a date to be designated by the Trust’s officers.  To ensure that the Funds receive ongoing advisory services if the Prior Agreements terminate before shareholders have approved the New Agreement, the Board approved the Interim Agreement, which will remain in effect until the earlier of 150 days from the termination of the Prior Agreements or the date that the shareholders of each Fund approve the New Agreement.  If shareholders approve the New Agreement in advance of the Closing, the New Agreement will become effective upon the Closing.

Board Considerations Regarding the Transaction and the New Agreement

The Board met in person on November 16, 2009 to consider the Transaction and whether to approve the Interim Agreement and New Agreement between the Trust and PineBridge.  The Board (including the Independent Trustees) was advised by its independent legal counsel.  The Board reviewed the terms of the Transaction and considered its possible effects on the Funds and their shareholders.  In this regard, the Trustees met with representatives of PineBridge to discuss the anticipated effects of the Transaction.  During the meeting, these representatives indicated their belief that the Transaction would not adversely affect the continued operation of the Funds or the capabilities of the senior investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels.  These representatives also indicated that they believed that the Transaction could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.  These individuals suggested that potential benefits to the Funds would include that PineBridge intends to devote additional business resources to the Funds.  They noted that any resulting growth of Fund assets might produce economies of scale that could benefit shareholders of the Funds.

In connection with the approval process for the Interim Agreement and New Agreement, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto.  The Board reviewed materials furnished by PineBridge, including responses to certain questions relating to its management of the Funds, reports relating to each Fund’s performance, reports regarding each Fund’s advisory fees and total operating expenses, and other relevant data.  The Board also met with certain senior representatives of PineBridge regarding its personnel, operations and financial condition.

The Board considered, among other matters:

(1)	That the material terms regarding advisory services pursuant to the New Agreement are substantially the same as the terms of the Prior Agreements;

(2)
That the level of service and the manner in which each Fund’s assets are managed would not change as a result of the Transaction, and that the same people who manage the Fund’s assets are expected to continue to do so after the Transaction;

(3)
That advisory fee rates payable by each Fund under the New Agreement are the same as the fee rates payable under the Prior Agreements and that the advisory fee rate payable by the US Focus Equity Fund is less than the advisory fee paid by the Brazos Growth Portfolio;

(4)	That each Fund’s expense ratios were not expected to increase as a result of the Transaction or approval of the New Agreement;

(5)	That the fees and expense ratios of the Funds relative to comparable mutual funds appeared to be reasonable given the quality of services to be provided;

(6)	The commitment of PineBridge to maintaining the current expense reimbursement arrangements, at a minimum, with respect to the Micro Cap Portfolio, the Small Cap Portfolio and the Mid Cap Portfolio;

(7)	The performance of the Funds relative to comparable mutual funds and relevant benchmark indices;

(8)	The history, reputation, qualification and background of PineBridge, the qualifications of its personnel and PineBridge’s financial condition;

(9)	The capabilities, experience, corporate structure and capital resources of Bridge Partners;

(10)	The long-term business goals of Bridge Partners with regard to PineBridge and the Trust;

(11)	The commitment of Bridge Partners to retain key personnel currently employed by PineBridge who provide services to the Funds and to maintain the existing level and quality of services to the Funds;

(12)
That shareholders would not bear any costs in connection with the Transaction, inasmuch as AIG will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement and other fees and expenses incurred by the Funds, if any, in connection with the Transaction; and

(13)	The Funds could realize benefits as a result of the Transaction, including long-term economies of scale.

Based on the process undertaken and the considerations weighed by the Board during its meeting, the Board unanimously voted to terminate the Prior Agreements effective on a date to be designated by the Trust’s officers, approve the Interim Agreement and New Agreement and recommend that shareholders of each Fund also approve the New Agreement with respect to their Fund.  Additional discussion regarding the Board’s consideration of the New Agreement is set forth in Appendix D.

Description of Interim Agreement

The terms of the Interim Agreement and the New Agreement (which are discussed below) are identical in all respects other than the terms relating to duration and termination of the agreements.  The Interim Agreement provides for a termination date no later than 150 days from the termination of the Prior Agreements or the effective date of the New Agreement after it has been approved by each Fund’s shareholders, whichever is earlier.  The Interim Agreement can also be terminated at any time by the Board or by a vote of a majority of the outstanding shares or by PineBridge upon 60 days’ written notice to the other party.  If the New Agreement is approved by the Funds’ shareholders, the Interim Agreement will terminate and be replaced by the New Agreement.

Description of the Prior and New Agreements

The New Agreement consolidates and standardizes the Prior Agreements into a single contractual arrangement between the Trust, on behalf of the Funds, and PineBridge.  The New Agreement also modernizes and updates the provisions and terms of the Prior Agreements.  The advisory fee rates under the Prior Agreements and the New Agreement are the same for each Fund, other than the US Focus Equity Fund, and the Funds’ operating expenses are not expected to increase as a result of entering into the New Agreement.  As discussed below, the advisory fee rate payable by the US Focus Equity Fund under the new Agreement is less than the advisory fee rate paid by the Brazos Growth Portfolio under the Prior Agreement.  In addition, PineBridge has committed to maintain the current expense reimbursement arrangements for each Fund, including the US Focus Equity Fund, through March 30, 2011.

The Prior Agreements

Under the Prior Agreements, BCM, subject to the oversight of the Board and Trust officers, manages the investment and reinvestment of each Fund’s investment portfolio and administers the Fund’s investment program, including effecting each Fund’s portfolio transactions. For rendering investment advisory services to the Funds, BCM receives the following fees computed daily and paid monthly at the following annual rates as a percentage of each Fund’s average daily net assets: Micro Cap Fund – 1.20%; Small Cap Fund – 0.90%; Mid Cap Fund – 0.75%; and US Focus Equity Fund – 0.75%.  The services provided by BCM are not exclusive and BCM is free to furnish similar services to others.  The Prior Agreements provide that BCM will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or other act or omission in connection with its services under the agreement, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations under the agreement or by reason of BCM’s reckless disregard of its duties and obligations under the agreement.

The Prior Agreements, each dated June 25, 1999, initially were approved by the Board for a term of two years and were approved at least annually thereafter in accordance with the 1940 Act.  The Board, including the Independent Trustees, last approved the Prior Agreements on May 28, 2009.  Each Prior Agreement was last approved by Fund shareholders on June 25, 1999 in connection with the purchase by AIG of a majority ownership of BCM, formerly John McStay Investment Counsel, L.P.  The aggregate amount of advisory fees paid to BCM by each Fund during the Trust’s last fiscal year ended November 30, 2009 is set forth below:

Portfolio	Advisory Fees Accrued by Adviser	Fees Waived/Expenses Reimbursed	Fees/Expenses Recouped	Net Advisory Fee Paid to Adviser
PineBridge US Micro Cap Growth Fund	$507,263	$172,025	N/A	$335,238
PineBridge US Small Cap Growth Fund	$116,432	$154,246	N/A	$(37,814)
PineBridge US Mid Cap Growth Fund	$243,806	$121,399	N/A	$122,407
PineBridge US Focus Equity Fund	$253,936	$151,198	N/A	$102,738

The New Agreement

The New Agreement would require PineBridge to provide substantially the same services provided by BCM under the Prior Agreements at the same advisory fee rates.  However, under the New Agreement, US Focus Equity Fund will pay advisory fees at an annual rate of 0.63% of its average daily net assets, which represents a 0.12% decrease in the fee paid by the Brazos Growth Portfolio.  In addition, there are certain non-material differences between the New Agreement and the Prior Agreements.  For example, the New Agreement is governed by New York law, while the Prior Agreements were silent regarding governing law.  In addition, the New Agreement includes provisions permitting PineBridge, at its expense, to hire an investment subadviser, subject to Board and shareholder approval to the extent required by the 1940 Act, permits non-material amendments to be made without Board or shareholder approval and shortens from 90 days to 60 days the amount of notice required for PineBridge to terminate the New Agreement.  The New Agreement also updates and modernizes the Prior Agreements by explicitly delegating to PineBridge the right to vote proxies relating to the Funds’ securities and requiring PineBridge to maintain a compliance program.

The New Agreement subjects PineBridge to the same standard of care and liability to which BCM is subject under the Prior Agreements.  The Prior Agreements and the New Agreement each provide that BCM or PineBridge, as appropriate, will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or other act or omission in connection with its services, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations or by reason of its reckless disregard of its duties and obligations under the agreement.  The New Agreement includes a provision limiting the liability of PineBridge for delays or errors occurring by reason of circumstances beyond its control.  The New Agreement also confirms the limitation of Trust and shareholder liability as specified in the Trust’s organizational documents and makes explicit that PineBridge may not seek to satisfy Trust obligations from shareholders or Trustees.

The form of the New Agreement is at Appendix C.  The description of the New Agreement in this Proxy Statement is qualified in its entirety by reference to the New Agreement in Appendix C.

Section 15(f) of the 1940 Act

The Transaction involves the sale of PineBridge and BCM.  PineBridge intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).  The Board has not been advised by PineBridge of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund.  Moreover, PineBridge has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on any Fund.

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.  At the present time, 75% of the Trustees are classified as Independent Trustees and following the Transaction, 75% of the Trustees will remain classified as such.  PineBridge will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) of AIG, Bridge Partners or PineBridge for the three-year period after the completion of the Transaction.

Required Vote

Approval of the New Agreement for each Fund requires the affirmative vote of a 1940 Act Majority of each Fund’s shares.

The Board has determined that recommending the New Agreement for each Fund is in the best interest of the Fund’s shareholders.  If a Fund’s shareholders do not approve the New Agreement, the Board will take such actions as it deems to be in the best interests of the Funds and their shareholders, which may include negotiating a new investment advisory agreement with an advisory organization selected by the Board or making other arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSAL 1
_____________________________

PROPOSAL 2
CHANGE THE INVESTMENT OBJECTIVE OF
EACH FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL
_____________________________

Each Fund’s investment objective currently is a fundamental investment objective.  This means that the Fund would need to obtain shareholder approval if the Board determines that a future change in its investment objective is necessary or beneficial.  Under the 1940 Act, there is no requirement that a Fund’s investment objective be classified as fundamental.  Accordingly, at its November 16, 2009 meeting, the Board approved changing each Fund’s investment objective from fundamental to non-fundamental, subject to shareholder approval.

The Proposal to reclassify each Fund’s investment objective as non-fundamental is intended to enhance the ability of each Fund to operate more effectively.  The proposed changes would provide the Board with flexibility to revise a Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote.  If a Fund’s investment objective is non-fundamental, the Board may change the Fund’s investment objective in the future without shareholder approval.  If a Fund materially changes its investment objective, the Fund will inform shareholders.

Required Vote

Approval of a change in the investment objective of each Fund from fundamental to non-fundamental requires the affirmative vote of a 1940 Act Majority of each Fund’s shares.

The Board has determined that changing the investment objective of each Fund from fundamental to non-fundamental is in the best interest of each Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSAL 2

_____________________________

PROPOSAL 3
RECLASSIFY THE US FOCUS EQUITY FUND AS NON-DIVERSIFIED
_____________________________

The US Focus Equity Fund is currently classified as a “diversified” investment company under Section 5(b)(1) of the 1940 Act.  This means that there are limits on the amount that the US Focus Equity Fund may invest in a single issuer.  As a diversified investment company, the US Focus Equity Fund has a fundamental policy that it may not purchase securities of an issuer if, with respect to 75% of its total assets, (1) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer.  These limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies.  These limits apply as of the time the Fund purchases a security.  The Fund may exceed these limits if a position it already owns gains in value relative to the rest of the Fund’s holdings.

On November 16, 2009, the Board voted to restructure the Brazos Growth Portfolio as the US Focus Equity Fund.  The US Focus Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of equity securities and equity-related securities of up to 25 U.S. companies.  The restructuring was completed on January 29, 2010.

In connection with the restructuring, the Board approved changing the classification of the US Focus Equity Fund from diversified to non-diversified, subject to shareholder approval.  If approved by shareholders, the change in the classification of the US Focus Equity Fund would be effective immediately upon shareholder approval.  As a non-diversified fund, the US Focus Equity Fund would be permitted to invest a greater portion of its assets in a single issuer than a diversified fund.  Investing a higher percentage of its assets in a single issuer would increase the US Focus Equity Fund’s risk of loss because the value of its shares would be more susceptible to adverse events affecting that issuer.  Hence, if the US Focus Equity Fund’s positions perform poorly, the US Focus Equity Fund could incur greater losses than if it had invested in a larger number of positions; conversely, if these positions perform well, the US Focus Equity Fund could achieve greater returns.

The Board and PineBridge believe that the proposed change will facilitate the US Focus Equity Fund’s pursuit of its new investment policy.  PineBridge believes that, if the US Focus Equity Fund is non-diversified, the portfolio managers will have the flexibility to focus the Fund’s investment in the companies that they believe are the most promising.  Consistent with its investment policy, the US Focus Equity Fund could invest a higher percentage of its assets in a single issuer and take more meaningful positions in the securities that are its top investment choices.

If the Proposal is approved, the US Focus Equity Fund will be non-diversified under the 1940 Act.  However, the Fund will continue to be subject to the diversification rules of the Internal Revenue Code that apply to regulated investment companies.  These rules provide that, to maintain favorable tax treatment, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund.  With respect to the remaining 50% of the value of its total assets, the Fund would be limited to holding no more than 25% of its total asset value in the securities of any one issuer.  These limits apply only as of the end of each quarter of the US Focus Equity Fund’s fiscal (taxable) year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters.  However, the portfolio managers have no current intention to invest in the securities of a single issuer beyond the limitations described.  Like the 1940 Act diversification limitations, the Internal Revenue Code limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other regulated investment companies.

Required Vote

Approval of the reclassification of the US Focus Equity Fund from diversified to non-diversified requires the affirmative vote of a 1940 Act Majority of the US Focus Equity Fund’s shares.

The Board has determined that recommending the reclassification of the US Focus Equity Fund from diversified to non-diversified is in the best interests of the Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS OF THE US FOCUS EQUITY FUND
VOTE “FOR” PROPOSAL 3
_____________________________

PROPOSAL 4
ELECTION OF TRUSTEES

FOR THE TRUST
_____________________________

Proposal 4 relates to the election of four Trustees to the Board at the Meeting.  The Board has nominated the individuals listed below for election as Trustees, each to hold office until termination, resignation or removal.  Each of the four nominees currently serves as a Trustee of the Trust.  Each Trustee has indicated a willingness to continue to serve if re-elected.  If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  Management has no reason to believe that any nominee will be unavailable for election.

George W. Gau, John H. Massey, David M. Reichert and Jack Boyce were nominated by the Board’s Fund Governance Committee and accepted by the Board for election at the Meeting.

The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

The Board provides broad supervision over the affairs of each Fund.  The Trust’s investment adviser is responsible for the management of each Fund’s assets, and the Trust’s officers are responsible for each Fund’s operations.  The Trustees of the Trust are listed below, together with their principal occupations during the past five years.  The address of each of the Independent Trustees listed below is c/o PineBridge, 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. The address of the Interested Trustee is c/o PineBridge, 70 Pine Street, 10th Floor, New York, New York 10270.  Each Trustee oversees the four Funds in the “fund complex.”  Quasar Distributors, LLC (the “Distributor”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter to the Trust.  U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator to the Trust and also provides accounting services to the Trust.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Other Current Directorships
INTERESTED TRUSTEE
Term Lifetime of Trust until removal, resignation or retirement

Jack Boyce* (born 1959)	Trustee	Managing Director, PineBridge Investments; Managing Director, AIG Investments, 2007-2009; Senior Vice President, GE Asset Management, 1999-2007; Diversified Investment Advisers, 1986-1999.
INDEPENDENT TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement

George W. Gau (born 1947)	Trustee since 1999 Chairman of the Board since 2004
Professor of Finance and George S. Watson Centennial Professor in Real Estate, since 1988, and J. Ludwig Mosle Centennial Memorial Professor in Investments and Money Management, since 1996, McCombs School of Business, University of Texas at Austin.  Dean, McCombs School of Business (2002-2008).  Chairman of the Board, The MBA Investment Fund, L.L.C., since 1994, a private investment company managed by business students.

John H. Massey (born 1939)	Trustee since 1996
Chairman of the Fund of Funds Private Equity Investment Committee for Neuberger Investment Management (1996-Present).  Corporate director: American Amicable Life Insurance Company, a life insurance company, and Hill Bancshares Holdings, Inc., FSW Holdings, Inc., and Central Texas Bankshares Holdings, Inc., which are bank holding companies.

David M. Reichert (born 1939)	Trustee since 1996	Retired.
*	Mr. Boyce is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, because he is an officer of PineBridge.

The Trust has three standing committees: the Audit Committee, the Fair Valuation Committee and the Fund Governance Committee.

The Trust’s three Independent Trustees serve on the Audit Committee.  As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and each Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; (d) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (e) to act as a liaison between the Trust’s independent auditors and the full Board.  The Audit Committee met three times during the fiscal year ended November 30, 2009.

The Fair Valuation Committee is comprised of: (1) a member of PineBridge’s legal and/or compliance department; (2) a senior officer of PineBridge; (3) an Independent Trustee (currently Mr. Reichert); and (4) the portfolio manager covering the subject security.  The Fair Valuation Committee’s primary duties are: (a) to monitor and review the Trust’s pricing procedures; (b) to make fair valuation determinations consistent with the Trust’s Fair Value Guidelines; and (c) to provide the Board with a report supporting each fair value determination at the Board’s next regularly scheduled meeting. The Fair Valuation Committee met one time during the fiscal year ended November 30, 2009.

The Trust’s three Independent Trustees serve on the Fund Governance Committee.  As set forth in its charter, the Fund Governance Committee’s primary duties are to: (a) make nominations for independent trustee membership on the Board and consider nominations from the full Board; (b) evaluate candidates’ qualifications for Board membership and their independence from the Trust’s investment adviser and other principal service providers; (c) periodically review Board governance procedures and recommend any appropriate changes to the full Board; (d) periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board; (e) periodically review the compensation of the Board and recommend any appropriate changes; (f) make nominations for membership on all committees and annually review committee assignments; (g) review, as necessary, committee responsibilities, including the need for each committee, the need for additional committees and whether committees should be combined or reorganized; and (h) monitor the performance of legal counsel employed by the Trust and the Independent Trustees and supervise counsel for the Independent Trustees.  The Fund Governance Committee met four times during the fiscal year ended November 30, 2009.

Shareholder recommendations for Trustee candidates should be in writing and addressed to the Trust with attention to the Fund Governance Committee Chair.  The recommendation must include the following information regarding the candidate: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience or areas of expertise; (5) current business and home address and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.

The Fund Governance Committee has no formal list of qualifications for Independent Trustee candidates.  The Fund Governance Committee will consider nominees recommended by shareholders based on the same criteria used to consider and evaluate candidates recommended by other sources.  When considering candidates for Independent Trustees, the Fund Governance Committee may consider, among other factors, whether a prospective nominee possesses the following minimum qualifications:  (a) unquestioned personal integrity; (b) is not an “interested person” of PineBridge or its affiliates within the meaning of the 1940 Act; (c) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of PineBridge and its affiliates; (d) has the disposition to act independently in respect of PineBridge and its affiliates and others in order to protect the interests of the Funds and all shareholders; (e) has sufficient time available to devote to the affairs of the Trust in order to fulfill his or her duties and responsibilities, including service on Board committees; (f) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues; (g) has sufficient legal, financial or accounting knowledge to add value in the complex financial environment of the Funds; and (h) has the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee.  The Fund Governance Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Fund Governance Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.  The Fund Governance Committee may use a search firm or other sources to identify and evaluate Board candidates.

During the fiscal year ended November 30, 2009, the Board held a total of five meetings.  The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meetings.

The Trustees who owned shares of any Fund are listed in the following tables with the dollar range of their ownership in such Funds and the Trust as a whole as of November 30, 2009.

Name of Trustee	Dollar Range of Equity Securities in the US Micro Cap Growth Fund	Dollar Range of Equity Securities in the US Small Cap Growth Fund	Dollar Range of Equity Securities in the US Mid Cap Growth Fund	Dollar Range of Equity Securities in the US Focus Equity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
INTERESTED TRUSTEE
Jack Boyce	None	None	None	None	None
INDEPENDENT TRUSTEES
George W. Gau	$0-10,000	None	None	None	$0-10,000
John H. Massey	None	None	None	None	None
David M. Reichert	$10,001-$50,000	$10,001-$50,000	None	$50,001-$100,000	Over $100,000

As of November 30, 2009, neither the Independent Trustees, nor their immediate family members, owned securities beneficially or of record in PineBridge, the Distributor, or any affiliate of PineBridge or the Distributor.

Currently, each Independent Trustee receives the following compensation from the Trust: a quarterly retainer of $6,000, an attendance fee of $3,000 for each regular Board meeting, $3,000 for each in-person special Board meeting, $1,500 for each telephonic meeting, and reimbursement for travel and other expenses incurred while attending Board meetings.  The Chairman of the Board receives an additional quarterly retainer of $1,500 for his role as Chairman.  The fees are aggregated for all Trustees and allocated proportionately among the Funds according to their asset size.

The following table shows aggregate compensation paid to each Independent Trustee during the fiscal year ended November 30, 2009.

COMPENSATION TABLE

Name of Trustee	Aggregate Compensation From the US Micro Cap Growth Fund	Aggregate Compensation From the US Small Cap Growth Fund	Aggregate Compensation From the US Mid Cap Growth Fund	Aggregate Compensation From the US Focus Equity Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees(1)
INTERESTED TRUSTEE
Jack Boyce (2)	None	None	None	None	None	None	None
INDEPENDENT TRUSTEES
George W. Gau	$14,994	$4,790	$10,606	$11,610	None	None	$42,000
David M. Reichert	$12,852	$4,106	$9,091	$9,951	None	None	$36,000
John H. Massey	$12,852	$4,106	$9,091	$9,551	None	None	$36,000
(1) The “Fund Complex” is comprised of the PineBridge US Micro Cap Growth Fund, US Small Cap Growth Fund, US Mid Cap Growth Fund, and US Focus Equity Fund.  For the Funds’ fiscal year ended November 30, 2009 aggregate Independent Trustees’ fees for the Trust were $114,000.
(2) Mr. Boyce was elected to the Board by the Trustees on August 12, 2009.

Mr. Boyce and the Trust’s officers and employees are paid by either PineBridge or the Trust’s administrator, U.S. Bancorp Fund Services, LLC, and receive no compensation from the Trust.

Required Vote

Election of each nominee as a Trustee of each Fund requires a plurality vote of the Trust’s shares present in person or by proxy at the Meeting, provided that a quorum is present.  Those shareholders who wish to withhold their vote on any specific nominee(s) may do so on the proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
EACH OF THE NOMINEES IN PROPOSAL 4
______________________

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

The Trust’s financial statements for the fiscal year ended November 30, 2009 are being audited by PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, WI 53202 (“PwC”).  Regarding the November 30, 2009 audit, PwC has informed the Trust that it has no material direct or indirect financial interest in any of the Funds and that an investment in the Funds by its personnel and their family members is prohibited where appropriate to maintaining the auditors’ independence.  In the opinion of the Board, the services provided by PwC are compatible with maintaining the independence of the auditors. The Board appointed PwC as the independent accountants for each Fund for the fiscal year ending November 30, 2010.

Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed by PwC for professional services rendered for the audit of the Trust’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended November 30, 2009 and November 30, 2008 were $109,000 (excluding out-of-pocket expenses) and $106,224 (inclusive), respectively.

Audit-Related Fees

There were no fees billed for the fiscal years ended November 30, 2008 or November 30, 2009 for assurance and related services reasonably related to the performance of the audit or review of the Trust’s financial statements.

Tax Fees

The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended November 30, 2009 and November 30, 2008 were $19,000 and $18,000, respectively.  These fees were paid to PwC for reviewing the Trust’s federal income and excise tax returns and excise distribution calculations.

All Other Fees

There were no fees billed for the fiscal years ended November 30, 2009 or November 30, 2008 for products and services, other than the services reported above.

Pre-Approval Policies and Procedures

The Audit Committee of the Trust has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit. During the fiscal year ended November 30, 2009, there were no services included in Audit Related Fees, Tax Fees and All Other Fees that were approved by the Audit Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided the Committee is informed of each such service. The Audit Committee has not established such policies and procedures.

Aggregate Non-Audit Services

The aggregate non-audit fees billed by PwC during the fiscal years ended November 30, 2009 and November 30, 2008 were $19,000 and $18,000, respectively.

PwC did not render services to BCM or any entity controlling, controlled by or under common control with BCM that provided ongoing services to the Trust during the applicable periods.

SHAREHOLDER PROPOSALS

As a general matter, the Trust does not hold annual or other regular meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their proposals in writing to the attention of James McCain, Secretary, PineBridge Mutual Funds, 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, so as to be received a reasonable time before the proxy solicitation for that meeting is made.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials.  Inclusion of such proposals is subject to limitations under the federal securities laws.

Shareholders of a Fund who wish to send communications to the Board or a specified member of the Board should submit the communication in writing to the attention of James McCain, Secretary, PineBridge Mutual Funds, 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, identifying the correspondence as intended for the Board of Trustees or a member of the Board.  The correspondence should identify the fact that it is intended for the Board of Trustees or a member of the Board.  Mr. McCain will direct any such communication to the Board or the Board member to whom it is addressed. In addition, the Funds are each required to convene a special shareholders’ meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

SHAREHOLDER REPORTS

The Trust’s most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by going to www.Brazosfunds.com, calling toll-free (800) 426-9157 or by writing to the Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Dated:           February 10, 2010

APPENDIX A

Shares of Beneficial Interest
(As of December 31, 2009)

Fund	Number of Class N Shares Issued and Outstanding	Number of Class Y Shares Issued and Outstanding
PineBridge US Micro Cap Growth Fund	318,058.351	2,997,459.532
PineBridge US Small Cap Growth Fund	131,228.997	546,814.827
PineBridge US Mid Cap Growth Fund	66,666.141	5,010,306.638
PineBridge US Focus Equity Fund	137,220.551	2,650,638.259

A-1

APPENDIX B

OWNERSHIP OF FUND SHARES
5% Record Shareholders of a Class of a Fund
(As of December 31, 2009)

PINEBRIDGE US MICRO CAP GROWTH FUND

Shareholders (Name and Address)	Number of Class N Shares	Percentage of Class N Shares	Number of Class Y Shares	Percentage of Class Y Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of its Customers 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	25,339.523	7.97%
Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	18,847.9	5.93%
Charles Schwab & Co., Inc. For the Exclusive Benefit of its Customers 101 Montgomery Street San Francisco, CA 94104-4151	16,478.191	5.18%	208,277.122	6.95%
SC Deferred Compensation Commission - 401k 105 Rosemont Road Westwood, MA 02090-2318			1,314,254.697	43.85%
SC Deferred Compensation Commission - Deferred Comp Plan 105 Rosemont Road Westwood, MA 02090-2318			411,089.599	13.71%
Walls Family Partnership 907 A West Henderson Cleburne, TX 76031			192,443.137	6.42%

PINEBRIDGE US SMALL CAP GROWTH FUND

Shareholders (Name and Address)	Number of Class N Shares	Percentage of Class N Shares	Number of Class Y Shares	Percentage of Class Y Shares
Charles Schwab & Co., Inc. For the Exclusive Benefit of its Customers 101 Montgomery Street San Francisco, CA 94104-4151	10,923.95	8.32%	125,042.426	22.87%
Walls Family Partnership 907 A West Henderson Cleburne, TX 76031			44,017.391	8.05%
National Financial Service Corp One World Financial Ctr. 200 Liberty St. New York, NY 10281-1009			34,623.489	6.33%
Clifford J. Grum PO Box 368 Diboll, TX 75941-0368			28,311.144	5.18%

B-1

PINEBRIDGE US MID CAP GROWTH FUND

Shareholders (Name and Address)	Number of Class N Shares	Percentage of Class N Shares	Number of Class Y Shares	Percentage of Class Y Shares
Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	11,760.845	17.64%
American Home Assurance Co. The SunAmerica Center 733 3rd Ave, Floor 3 New York, NY 10017-3211			3,902,606.98	77.89%
Clifford J. Grum PO Box 368 Diboll, TX 75941-0368			484,736.24	9.67%

PINEBRIDGE US FOCUS EQUITY FUND

Shareholders (Name and Address)	Number of Class N Shares	Percentage of Class N Shares	Number of Class Y Shares	Percentage of Class Y Shares
Charles Schwab & Co., Inc. For the Exclusive Benefit of its Customers 101 Montgomery Street San Francisco, CA 94104-4151	8,415.577	6.13%
American Home Assurance Co. The SunAmerica Center 733 3rd Ave, Floor 3 New York, NY 10017-3211			2,517,041.179	94.96

B-2

APPENDIX C

FORM OF
PINEBRIDGE MUTUAL FUNDS
INVESTMENT ADVISORY AGREEMENT

This Agreement is made as of March __, 2010, by and between the PineBridge Mutual Funds, a Delaware statutory trust (“Trust”), on behalf of each series of the Trust listed on Schedule A hereto, as may be amended from time to time (each, a “Fund”), and PineBridge Investments LLC a Delaware limited liability company (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company consisting of one or more separate Funds, each having its own assets and investment objectives, policies and restrictions; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, the Trust desires to retain the Adviser to provide investment advisory and portfolio management services to each Fund pursuant to the terms and provisions of this Agreement, and the Adviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Appointment.  The Trust hereby appoints the Adviser to serve as the investment adviser of the Trust and the Funds listed on Schedule A hereto, as amended from time to time, for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule A.  In the performance of its duties, the Adviser will act in the best interests of the Trust and each Fund and will perform its duties hereunder for the Trust and each Fund in conformity with: (a) applicable laws and regulations, including, but not limited to, the 1940 Act and the Advisers Act; (b) the terms of this Agreement; (c) the investment objectives, policies and restrictions of each applicable Fund as stated in the Trust’s currently effective registration statement under the Securities Act of 1933, as amended, and the 1940 Act; (d) the Trust’s Declaration of Trust and Bylaws; and (e) such other guidelines as the Board of Trustees of the Trust (the “Board”) reasonably may establish or approve.  The Adviser will be an independent contractor and will have no authority to act for or represent the Trust or Fund in any way or otherwise be deemed to be an agent of the Trust or Fund unless expressly authorized in this Agreement or in another appropriate written format.

2.           Duties of the Adviser.

(a)           Investment Program.  Subject to supervision by the Board, the Adviser will provide a continuous investment program for each Fund and shall determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash.  The Adviser will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  The Adviser will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of the Trust and each Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

(b)           Exercise of Rights.  The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies; converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

(c)           Execution of Transactions and Selection of Broker-Dealers.  The Adviser shall be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund.  In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Adviser shall use its best efforts to obtain for each Fund the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below.  In using its best efforts to obtain the best execution available, the Adviser, bearing in mind each Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of execution and research services provided by the broker or dealer.  Subject to such policies as the Board may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to such Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.  The Trust hereby agrees that any entity or person associated with the Adviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trust hereby consents to the retention of compensation for such transactions.

(d)           Reports to the Board.  Upon request, the Adviser shall provide to the Board such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

(e)           Delegation of Authority.  Any of the duties specified in this Paragraph 2 with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party, including an affiliated party (“Subadviser”), subject to such approval by the Board and shareholders of the applicable Fund to the extent required by the 1940 Act.  The retention of one or more Subadvisers by the Adviser pursuant to this Paragraph 2(e) shall in no way reduce the obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of each Subadviser in connection with the performance of the Adviser’s duties under this Agreement.  In connection with the delegation of responsibilities to a Subadviser, the Adviser shall:

(i)	Oversee the performance of delegated functions by each Subadviser and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Subadviser;

(ii)	Allocate the portion of the assets of a Fund to be managed by one or more Subadvisers for such fund and coordinate the activities of all Subadvisers;

(iii)	If appropriate, recommend changes in a Subadviser or the addition of a Subadviser, subject to the necessary approvals under the 1940 Act; and

(iv)	Be responsible for compensating the Subadviser in the manner specified in its agreement with the Subadviser.

3.           Services Not Exclusive.  The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.           Compliance with Rule 38a-1.  The Adviser shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities.  The Adviser shall also provide the Trust’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

5.           Books and Records.  The Adviser will maintain all accounts, books and records with respect to each Fund as are required pursuant to the 1940 Act and Advisers Act and the rules thereunder.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request.  The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.           Expenses of the Adviser and the Trust.  During the term of this Agreement, each Fund will bear all fees and expenses not specifically waived, assumed or agreed to be paid by the Adviser and incurred in its operations and the offering of its shares.  Expenses borne by each Fund will include, but not be limited to, the following (or each Fund’s proportionate share of the following): brokerage commissions and issue and transfer taxes relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; expenses of organizing the Fund; filing fees and expenses relating to the registration and qualification of the Fund’s shares under federal or state securities laws and maintaining such registrations and qualifications; distribution and service fees; fees and salaries payable to the Trustees and officers of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance (including directors’ and officers’ errors and omissions insurance) or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust or a Fund for violation of any law; legal, accounting and auditing expenses, including legal fees of counsel to the Trust or any Fund for services rendered to the Trust or the Fund and legal fees of special counsel for the trustees who are not interested persons of the Funds or the Advisor (“Independent Trustees”); charges of custodians, transfer agents, proxy voting services and expenses relating to proxy solicitation and tabulation services and services of other agents; costs of preparing share certificates; expenses of  printing and mailing prospectuses and supplements thereto for shareholders, reports and statements to shareholders and proxy materials; all expenses incidental to holding shareholder and Board meetings; costs incurred for any pricing or valuation services; any expenses of the Adviser resulting from new services necessitated by regulatory or legal changes affecting mutual funds occurring after the date of this Agreement; any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or Fund; and fees and other expenses incurred in connection with membership in investment company organizations.

7.           Compensation.  For the services provided and the expenses assumed pursuant to this Agreement with respect to each Fund, the Trust will pay the Adviser, effective from the date of this Agreement, a fee which is computed daily and paid monthly from each Fund’s assets at the annual rates as percentages of that Fund’s average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Fund from the terms of this Agreement, subject to appropriate approvals required by the 1940 Act.  If this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

8.           Limitation of Liability of the Adviser.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the matters to which this Agreement relates except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

9.           Duration and Termination.

(a)           Effectiveness.  This Agreement shall become effective with respect to a Fund as of the date first written above; provided, however, that with respect to any Fund created after the initial date of this Agreement, this Agreement shall take effect as of the date specified in Schedule A to this Agreement following approval (i) by a majority vote of the Board, including a vote of a majority of the Independent Trustees, and (ii) if required by the 1940 Act or applicable interpretations thereof, by vote of a majority of that Fund’s outstanding voting securities.

(b)           Renewal.  This Agreement shall remain in effect with respect to a Fund, and with respect to any Fund created after the initial date of this Agreement, for a period of two years from the date of its effectiveness, and in either event shall continue in effect for successive annual periods thereafter with respect to a Fund, provided that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s Independent Trustees; provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)           Termination.  Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time by vote of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser.  The Adviser may at any time terminate this Agreement on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust.  This Agreement automatically and immediately will terminate in the event of its assignment.  Termination of this Agreement pursuant to this Paragraph 9(c) shall be without the payment of any penalty.  Termination of this Agreement with respect to a given Fund shall not affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund.

10.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a given Fund shall be effective until approved by the Board and such Fund’s shareholders to the extent required by the 1940 Act.

11.           Trust and Shareholder Liability.  The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Funds, the obligations hereunder shall be limited to the respective assets of that Fund.  The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

12.           Non-Binding Agreement.  This Agreement is executed by the Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of the Trust.

13.           Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.  To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

14.           Definitions.  As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

15.           Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof.

16.           Notices.  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust (attention: Secretary) or the Adviser (attention: General Counsel) (or to such other address or contact as shall be designated by the Trust or the Adviser in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed to be given on the date delivered or mailed in accordance with this Paragraph 16.

17.           Force Majeure.  The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

18.           Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

19.           The 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.           Headings.  The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PINEBRIDGE MUTUAL FUNDS

By:_______________________________
      [Title]

PINEBRIDGE INVESTMENTS LLC

By:_______________________________
      [Title]

SCHEDULE A

Advisory Fees

As compensation pursuant to Paragraphs 1 and 7 of the Investment Advisory Agreement for services rendered pursuant to such Agreement, the Funds shall pay to the Adviser a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

Fund	Advisory Fee

PineBridge US Micro Cap Growth Fund	1.20%

PineBridge US Small Cap Growth Fund	0.90%

PineBridge US Mid Cap Growth Fund	0.75%

PineBridge US Focus Equity Fund	0.63%

Dated:  March __, 2010

APPENDIX D

DISCUSSION OF THE BASIS OF THE BOARD OF TRUSTEES’

APPROVAL OF THE NEW AGREEMENT ON NOVEMBER 16, 2009

At a meeting held on November 16, 2009, the Board of Trustees of PineBridge Mutual Funds, formerly Brazos Mutual Funds (the “Trust”), approved a new investment advisory agreement (“New Agreement”) between the Trust, on behalf of its Funds, and PineBridge Investments LLC (“PineBridge”), the successor to AIG Global Investment Corp.  In voting to approve the New Agreement and to recommend that the shareholders of each Fund approve the New Agreement, the Board considered the overall fairness of the New Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund under the New Agreement; (2) the performance of each Fund as compared to its benchmark and selected peer mutual funds for various periods ended September 30, 2009; (3) the level of the fees and the overall expenses of each Fund and how those fees and expenses compared to applicable universes of funds compiled by Morningstar, Inc. (“Morningstar”), a third-party provider of such data; (4) the anticipated costs to PineBridge of services provided to the Funds and the potential profit (if any) to be earned by PineBridge with respect to such services; (5) the effect of changes in each Fund’s asset levels on the advisory fee and overall expense ratios (economies of scale); and (6) any benefits to be derived by PineBridge from its relationships with the Funds.  For purposes of performance and fee comparisons, the Board considered the class of shares with the longest operational history.

The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement for each Fund and each Trustee may have afforded different weight to the various factors.  In determining whether to approve the New Agreement, the Board considered the best interests of each Fund separately.  While the New Agreement for each Fund was considered at the same Board meeting, the Board considered each Fund’s investment advisory relationship separately.

Nature, Extent and Quality of Services.  The Board considered that PineBridge would be responsible for making investment decisions on behalf of each Fund and placing orders for the purchase and sale of investments for each Fund with brokers or dealers.  The Board also considered information regarding the investment process of PineBridge and the background of each portfolio manager.  The Board noted that: the current portfolio managers for each Fund would continue to manage the Fund after the sale of PineBridge and Brazos Capital Management, L.P. (“BCM”) to Bridge Partners; the high quality and expertise of PineBridge management personnel who had been assigned responsibilities for the Funds; PineBridge’s plans for growth for the Funds that were being developed and implemented; management’s commitment to forge a growing and high-quality mutual funds operation; and communications between the Board and PineBridge have been good.

Performance.  The Board considered the performance of each Fund, based on the Fund’s Class Y shares, relative to its benchmark index and selected peer group funds.  The Board also considered the performance reports the Trustees had received and their discussions with management throughout the year.

With respect to the Micro Cap Portfolio, the Board considered that the Fund outperformed its benchmark index for the 1-month, 3-month, year-to-date, and 10-year periods and underperformed its benchmark index for other relevant periods.  In addition, this Fund outperformed a majority of its selected peer funds for the 1-month, 3-month, and 3-year and 5-year periods, was in the middle of its selected peer funds for the year-to-date period, and underperformed a majority of its selected peer funds for the 1-year and 10-year periods.

With respect to the Small Cap Portfolio, the Board considered that the Fund outperformed its benchmark index for the 1-month, 3-month, year-to-date, 5-year and 10-year periods and underperformed its benchmark index for other relevant periods.  In addition, this Fund outperformed a majority of its selected peer funds for the 1-month, 3-month and year-to-date periods and underperformed a majority of its selected peer funds for other relevant periods.

With respect to the Mid Cap Portfolio, the Board considered that the Fund underperformed its benchmark index for all relevant periods.  In addition, this Fund outperformed a majority of its selected peer group funds for the 3-year period and underperformed a majority of its selected peer group funds for all other relevant periods.

With respect to the Growth Portfolio, the Board considered that the Fund outperformed its benchmark index for the 1-month, 3-month, year-to-date and 10-year periods and underperformed its benchmark index for all other relevant periods.  In addition, this Fund outperformed a majority of its selected peer group funds for the 3-month and 10-year periods and underperformed a majority of its selected peer group funds for all other relevant periods.

Based on the foregoing information, the Board concluded that the investment performance of each Fund was reasonable.

Fees and Expenses.  The Board considered the advisory fee and total expenses of each Fund’s Class Y shares relative to similar funds.  For each Fund, the Board considered the impact of declining assets on each Fund’s expense ratios.  The Board considered that the advisory fee rates paid by the Micro Cap, Small Cap and Mid Cap Portfolios would remain unchanged under the New Agreement, and that the advisory fees to be paid by the Growth Portfolio as the US Focus Equity Fund would decrease from an annual rate of 0.75% to 0.63% of the Portfolio’s average daily net assets.  Additionally, the Board noted that PineBridge agreed to continue the existing expense reimbursement arrangements, at a minimum, for the Micro Cap Portfolio, the Small Cap Portfolio and the Mid Cap Portfolio, as well as for the Growth Portfolio prior to its transition to the US Focus Equity Fund.

With respect to the Micro Cap Portfolio, the Board considered that the contractual advisory fee rate and total expense ratio (after contractual fee waivers) are higher than the average of the Morningstar fund universe.  With respect to the Small Cap Portfolio, the Board considered that its contractual advisory fee rate and total expense ratio (after contractual fee waivers) are lower than the average of the Morningstar fund universe.  With respect to the Mid Cap Portfolio, the Board considered that its contractual advisory fee rate and total expense ratio (after contractual fee waivers) are lower than the average of the Morningstar fund universe.  With respect to the Growth Portfolio, the Board considered that its contractual advisory fee rate and total expense ratio (after contractual fee waivers) are lower than the average of the Morningstar fund universe.

Costs, Profitability and Economies of Scale.  The Board considered that BCM did not earn profits in connection with rendering services to any of the Funds during the prior year.  As a result, the Board did not deem there to be economies of scale at this point which would warrant any changes in advisory fee rates under the New Agreement.  PineBridge noted that it expects asset levels to increase in the future, which may lead to economies of scale.

Conclusions.  Based on the above considerations, the Board concluded that: (1) each Fund could reasonably benefit from PineBridge’s services as investment adviser; (2) the performance of the portfolio managers in managing each Fund has been reasonable; and (3) the existing advisory fee schedule for each Fund, which would continue under the New Agreement, is reasonable in light of all the foregoing factors.  Accordingly, the Board determined in its business judgment to approve the New Agreement with respect to each Fund.

APPENDIX E

EXECUTIVE OFFICERS OF THE TRUST
DIRECTORS AND EXECUTIVE OFFICERS OF PINEBRIDGE INVESTMENTS LLC (as of December 31, 2009)

EXECUTIVE OFFICERS OF THE PINEBRIDGE MUTUAL FUNDS
Trust Officer	Trust Office	Position as Officer or Director of PineBridge Investments LLC
Robin Thorn	President	Managing Director
Joseph Altobelli	Treasurer and Chief Financial Officer	Vice President
James F. McCain	Secretary and Chief Compliance Officer	Vice President

* The address of Messrs. Thron and Altobelli is 70 Pine Street, New York, NY 10270.  The address for Mr. McCain is 5949 Sherry Lane, Dallas, Texas 75225.

DIRECTORS/EXECUTIVE OFFICERS OF PINEBRIDGE INVESTMENTS LLC
Director/Officer of PineBridge Investments LLC	Position with PineBridge Investments LLC
Win J. Neuger	Chief Executive Officer and Executive Committee Member
Hans K. Danielsson	Senior Managing Director and Executive Committee Member
Robert T. Thompson	Senior Managing Director and Executive Committee Member
Connie Miller	Head of Human Resources and Executive Committee Member
Rachel E. Amos	General Counsel
Amy Pappas	Managing Director and Chief Financial Officer

* The address of each person listed above is 70 Pine Street, New York, NY 10270.

E-1

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

3 EASY WAYS TO VOTE YOUR PROXY

Vote by Internet • Read the Proxy Statement and have this proxy card at hand. • Log on to www.proxyweb.com • Follow the on-screen instructions.	Vote by Telephone • Read the Proxy Statement and have this proxy card at hand. • Call toll-free at 1-888-221-0697. • Follow the recorded instructions.	Vote by Mail • Read the Proxy Statement. • Check the appropriate box(es) on the reverse side of this proxy card. • Sign, date and return this proxy card in the postage-paid envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK THIS PROXY CARD.

PINEBRIDGE MUTUAL FUNDS
(FORMERLY BRAZOS MUTUAL FUNDS)
PINEBRIDGE US MICRO CAP GROWTH FUND
PINEBRIDGE US SMALL CAP GROWTH FUND
PINEBRIDGE US MID CAP GROWTH FUNDO
PINEBRIDGE US FOCUS EQUITY FUND
999 999 999 999 99
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
MARCH 17, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PINEBRIDGE MUTUAL FUNDS. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement. The undersigned holder of shares of beneficial interest of the above mentioned Fund (the “Fund”) hereby constitutes and appoints James McCain or in his absence, Robin Thorn, as proxies and attorneys of the undersigned, with full power of substitution to each, and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on Wednesday, March 17, 2010 at the offices of the Trust, 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 at 10 a.m., Central time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the Special Meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space(s). This proxy will be voted as specified. If no specification is made, the proxy will be voted “FOR” each item. The persons named as proxies have discretionary authority to vote according to their best judgment as to any other matters that properly come before the Special Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN
THIS PROXY CARD IN THE ENCLOSED ENVELOPE
AS SOON AS POSSIBLE.

Dated ____________________

Signature(s)                                                                                                                           (Sign in the Box)
Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:
The Proxy Statement is available at www.proxyweb.com

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1-3 AND “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST IN PROPOSAL 4.

FOR ALL
To vote all proposals in accordance with management recommendations, please check the box to the right.	☐
	FOR	AGAINST	ABSTAIN
1. To approve the new investment advisory agreement for each Fund.	☐	☐	☐
2. To change the investment objective of each Fund from fundamental to non-fundamental;	☐	☐	☐
3. To change the classification of the US Focus Equity Fund from diversified to non-diversified; (US Focus Equity Fund Shareholders only)	☐	☐	☐
4. To elect 4 Trustees to the Board of Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
(01) Jack Boyce (03) John H. Massey (02) George W. Gau (04) David M. Reichert	☐	☐	☐
________________________________________________________________________ * To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.